UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05506

College and University Facility Loan Trust Two

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

William Murphy

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6699

Date of fiscal year end: November 30

Date of reporting period: December 1, 2017– May 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS

College and University Facility Loan Trust Two

Financial Statements
As of and for the six months ended May 31, 2018

College and University Facility Loan Trust Two

Statement of Assets and Liabilities (Unaudited)

May 31, 2018
Assets:
Investments, at amortized cost, net of allowance for loan losses of $38,000 (Notes 2, 6, 7 and 8)	$5,728,660
Cash	50,000
Interest Receivable	44,874
Prepaid Expenses	13,750

Total Assets	5,837,284

Liabilities:
Bonds Payable (Notes 3 and 8)	487,623
Bonds Interest Payable (Note 3)	9,752
Accrued Expenses and Other Liabilities	251,880
Distributions Payable to Class B Certificateholders (Note 5)	1,511,151

Total Liabilities	2,260,406

Net Assets	3,576,878

Components of Net Assets:
Class B Certificates, par value $1.00; authorized, issued and outstanding – 1,763,800 certificates	1,763,800
Additional Paid-In Capital	1,851,073
Undistributed Net Investment Income	(37,995)

Total	$3,576,878

Net Asset Value per Class B Certificate (based on 1,763,800 certificates outstanding)	$2.03

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Operations (Unaudited)

Six months ended May 31, 2018
Investment Income:
Interest income (Note 2)	$375,972

Expenses:
Interest expense (Note 3)	29,198
Professional fees	246,778
Trustee fees (Note 4)	14,740
Servicer fees (Note 4)	1,897
Other trust and bond administration expenses	3,389

Total Expenses	296,002

Net Investment Income (Loss)	79,970
Decrease in Allowance for Loan Losses (Note 6)	29,000

Net (Decrease) Increase in Net Assets Resulting From Operations	$108,970

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statements of Changes in Net Assets (Unaudited)

Six months ended May 31, 2018	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
(Decrease) Increase From Operations:
Net investment income (loss)	$79,970	$(88,727)
(Increase)/decrease in allowance for loan losses	29,000	(5,000)

Net (decrease) increase in net assets resulting from operations	108,970	(93,727)
Distributions to Class B Certificateholders From:
Tax return of capital (Note 2)	(1,511,151)	(69,177)

Net (Decrease) Increase in Net Assets	(1,402,181)	(162,904)
Net Assets:
Beginning of year	4,979,059	5,141,963

End of year	$3,576,878	$4,979,059

Undistributed Net Investment (Loss)/Income	$(37,955)	$(61,934)

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Cash Flows (Unaudited)

Six months ended May 31, 2018
Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash used by operating activities:
Net increase in net assets resulting from operations	$108,970
Decrease in allowance for loan losses	(29,000)
Accretion of purchase discount on Loans	(241,840)
Amortization of original issue discount on Bonds	19,227
Amortization of deferred bond issuance costs	220
Receipts of payments on loan principal balance	1,276,910
Decrease in investment agreements, net	221,372
Decrease in interest receivable	14,332
Decrease in bonds interest payable	(27,450)
Increase in prepaid expenses	(13,750)
Increase in accrued expenses and other liabilities	112,626

Net cash provided by operating activities	1,441,617

Cash Flows From Financing Activities:
Principal payments on Bonds	(1,372,440)
Distribution payments to Class B certificateholders	(69,177)

Net cash used in financing activities	(1,441,617)

Net Change in Cash	—
Cash, beginning of year	50,000

Cash, end of year	$50,000

Supplemental Cash Flow Information:
Cash paid for interest on Bonds	$37,201

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Financial Highlights

Per Certificate Operating Performance Information:	Six Months Ended May 31, 2018 (Unaudited)		Years Ended November 30,
			2017		2016		2015		2014
Net asset value, beginning of period/year	$2.82		$2.92		$2.96		$3.13		$3.51

Income from investment operations:
Net investment (loss) income	.05		(.05)		(.05)		(.03)		.22
Increase (decrease) in allowance for loan losses	.02		(.01)		.01		.01		.02

Net increase (decrease) from operations	.07		(.06)		(.04)		(.02)		.24

Distributions to Class B certificateholders from tax return of capital	(.86)		(.04)		(.00	)(d)	(.15)		(.62)

Net asset value, end of period/year(a)	$2.03		$2.82		$2.92		$2.96		$3.13

Total investment return(b)	N/A		N/A		N/A		N/A		N/A
Net assets applicable to Class B Certificates, end of period/year	$3,576,878		$4,979,059		$5,141,963		$5,214,893		$5,527,439

Ratios and Supplemental Data:
Ratio of operating expenses to average net assets applicable to Class B Certificates	6.18	%(e) (c)	15.73	%(c)	18.58	%(c)	21.24	%(c)	24.02	%(c)
Ratio of net investment income (loss) to average net assets applicable to Class B Certificates	1.67	%(e)	(1.74)%		(1.78)%		(1.16)%		6.58%
Number of Class B Certificates outstanding, end of period/year	1,763,800		1,763,800		1,763,800		1,763,800		1,763,800

(a)	The Trust is prohibited, by the terms of its Indenture, from issuing new, or redeeming existing, Certificates. As such, market value is not presented, as discussed in Note 2.
(b)

The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.

(c)	Excluding interest expense, the ratio of operating expenses to average net assets was 5.57%(e), 11.00%, 9.83%, 8.94% and 7.84% in 2018, 2017, 2016, 2015 and 2014, respectively.
(d)	Rounds to less than 0.01%.
(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds). The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the Indenture and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.8 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any Loans and investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within and in accordance with the Indenture. In accordance with the Indenture, on each bond payment date, the amounts on deposit in the Revenue Fund, are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the Maximum Principal Distribution Amount, as defined in the Indenture, after which any residual amounts are paid to the certificateholders, as discussed in Note 5. See Note 8 for balances in the Revenue and Liquidity Funds as of the Statement of Assets and Liabilities date.

Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”), formerly Capmark Finance, Inc., is the administrator for the Loan portfolio. Berkadia serves as the Master Servicer and Special Servicer under the Master Servicing and Special Service Agreements. Berkadia handles the custodial bank accounts and performs the loan recordkeeping and monitoring.

College and University Facility Loan Trust Two

Notes to Financial Statements

2. Summary of Significant Accounting Policies

(a) College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans, resulting in a “purchase discount”.

As a 1940 Act investment company, the Trust is required to follow accounting and reporting guidance in the Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies, (“ASC 946”) including the reporting of the investment portfolio of Loans at fair value. However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value (the amortized cost) and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under the amortized cost method, the purchase discount on the loans is accreted using the effective interest rate method over the duration of the Loan, and included as part of the Trust’s interest income. If a prepayment is made, any remaining unamortized purchase discount is recognized as interest income upon prepayment. The remaining balance of the unamortized purchase discount on the Loans as of May 31, 2018 was approximately $461,000. For the six months ended May 31, 2018, the Trust recognized approximately $242,000 of interest income from the accretion of purchase discount. As a result of prepayments of Loans during the six months ended May 31, 2018, approximately $117,000 of unamortized purchase discount related to such Loans at the time of prepayment was recognized and is included in the $242,000 of accretion for the six months ended May 31, 2018.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General – Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard – Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful – A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At May 31, 2018, no loans were considered doubtful by the Trust.

As the credit quality for an individual Loan borrower changes, the Loan is evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions. The Trust monitors credit quality primarily through two trigger points: receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have not been material.

College and University Facility Loan Trust Two

Notes to Financial Statements

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and such differences could be material.

(b) Interest Income

The Trust accrues interest, including accretion of purchase discount, on the Loans as earned. The Loans generally require interest payments on a semi-annual basis with rates of interest of 3% or 4%. The Trust recognizes the accretion of Loan purchase discount as interest income using the effective interest method.

The Trust views all amounts over 30 days past due as delinquent. It is the Trust’s policy to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the Loan investments in the Trust, there are instances where payment of the Loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the Trust will continue to accrue interest or accrete purchase discount if the Trust believes interest and principal amounts to be collectible. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, any interest income received from a Loan that is on nonaccrual status is recognized when received and such payments are generally applied to interest first, with the balance, if any, applied to principal. At May 31, 2018, no Loans have been placed on nonaccrual status.

The Trust also accrues interest on its two investment agreements issued by JP Morgan Chase Bank at rates of interest of 7.05% and 7.75% as earned.

(c) Other Investments

Other investments, which are included in investments in the accompanying Statement of Assets and Liabilities, consist of two investment agreements issued by JP Morgan Chase Bank bearing fixed rates of interest of 7.05% and 7.75%. These investments are carried at cost, whereas they should be reported at fair value under ASC 946. However, management believes that the cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of these investment agreements prior to the date they terminate, which is the earlier of June 1, 2018, or the date on which the Bonds are paid-in-full. See Note 8 for discussion of fair value measurement of these investments.

(d) Deferred Bond Issuance Costs

Deferred bond issuance costs are amortized using the effective interest rate method over the estimated life of the Bonds, which are based on the scheduled payments of the Loans. The amortization of these costs is included as a component of interest expense. Loan prepayments have the effect of accelerating Bond payments. As these accelerated Bond payments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurs. For the for the six months ended May 31, 2018 and year ended November 30, 2017, the Trust recognized $220 and $1,879 of amortization of deferred bond issuance costs respectively.

College and University Facility Loan Trust Two

Notes to Financial Statements

(e) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no provision for federal income, state income, or excise tax is necessary.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

As of May 31, 2018, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust files a U.S. federal and Massachusetts state income tax return annually after its fiscal year-end, which is subject to examination for a period of three years from the date of filing.

Capital distributions are presented and disclosed in accordance with ASC 946, which requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the Trust’s distributable earnings (components of net assets) on a basis that approximates the amounts that are available for future distributions on a tax basis. For the six months ended May 31, 2018, distributions of $0.857 per certificate was declared on May 24, 2018, and paid to certificateholders of record on June 4, 2018. For the year ended November 30, 2017, distributions of $0.039 per certificate was declared on November 24, 2017, and paid to certificateholders of record on December 2, 2017. The distributions of $1,511,151 and $69,177 for the six months ended May 31, 2018 and year ended November 30, 2017, respectively, represent returns of capital for tax purposes.

The Trust’s primary permanent differences between accounting principles generally accepted in the United States of America (“GAAP”) and tax basis relate to:

(a)	The accretion of the Loan purchase discounts under GAAP. For the six months ended May 31, 2018 and for the year ended November 30, 2017 the Trust recorded $242,000 and $405,000, respectively, of interest income related to the accretion of purchase discounts. At May 31, 2018 the Trust had recognized accumulated accretion of the purchase discounts of approximately $218,240,000.

(b)	Net operating loss for tax purposes of $156,800 and $438,200 for the six months ended May 31, 2018 and for the year ended November 30, 2017, respectively.

As required under ASC 946, the Trust reclassifies the accumulated value of the permanent differences discussed above from distributions in excess of net investment income to paid-in capital. The total reclassification increased additional paid-in capital and reduced undistributed net investment income by $85,036 as of May 31, 2018. This reclassification has no impact on the net assets or net assets per certificate value of the Trust.

The primary reasons for the book-to-tax temporary differences relate to allowance for loan losses and the difference in original issuance discount on the Bonds.

College and University Facility Loan Trust Two

Notes to Financial Statements

(f) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

(g) Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash at the bank and does not include any short-term investments.

(h) Risk Factors

The Trust’s investments are subject to the following:

Credit Risk

The Trust is subject to credit risk from its counterparties to any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investment agreements are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investment agreements. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by the Servicer. The Trust is subject to counterparty risk to the extent that the borrowers and the Servicer may be unable to fulfill their obligations to the Trust.

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

Diversification Risk

The Trust is classified as a diversified management investment company for purposes of the Investment Company Act of 1940. Over time, however, as borrowers have made payments on their Loans, the outstanding principal balance of the loans has decreased and certain loans have been paid in full. As a result, the Trust now holds fewer loans than it did originally and certain loans represent a larger percentage of the remaining assets of the Trust. The Trust is therefore more susceptible to the risks associated with the remaining loans.

(i) Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

College and University Facility Loan Trust Two

Notes to Financial Statements

(j) Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments (Topic 825) — Recognition and Measurement of Financial Assets and Financial Liabilities, which amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments. The new ASU requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017 and early adoption is permitted for certain provisions. The Trust is currently evaluating the impact of adopting this ASU on its consolidated financial statements.

In October 2016, the Securities and Exchange Commission (“SEC”) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies, Form N-PORT and Form N-CEN, also contained amendments to Regulation S-X which impact financial statement presentation for all reporting periods ending after August 1, 2017. The Trust has adopted the Rule’s Regulation S-X amendments.

3. Bonds

The Bonds outstanding at May 31, 2018 consist of the following:

Interest Rate	Stated Maturity	Outstanding Principal (000’s)	Unamortized Discount (000’s)	Deferred Bond Issuance Costs (000’s)	Carrying Amount (000’s)
4.0%	June 1, 2018	$488	$(0)	$(0)	$488

Interest on the Bonds is payable semi-annually. On June 1, 2018, the Trust made a principal payment of $487,623 on the Bonds. The average amount of bond principal outstanding for the six months ended May 31, 2018 was approximately $1,174,000.

Pursuant to the terms of the Indenture, principal payments on the Bonds are made prior to the stated maturity on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses, after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount.

The estimated remaining aggregate principal payments on the Bonds at May 31, 2018, after taking into consideration actual Loan prepayments and the Maximum Principal Distribution Amount, are as follows:

College and University Facility Loan Trust Two

Notes to Financial Statements

Fiscal Year	Amount (000’s)
2018	$488

Total	$488

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, the Liquidity Fund is being maintained such that, on or before such bond payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balance in the Liquidity Fund.

The original issue discount is being amortized using the effective interest rate method over the estimated life of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, Loan prepayments have the effect of accelerating Bond payments. When Bond payments occur sooner than estimated, a portion of the original issue discount is expensed in the year of prepayment. For the six months ended May 31, 2018, the Trust recognized $19,227 of amortization of original issue discount bonds. Amortization of original issue discount is included as a component of interest expense. As of May 31, 2018 there was no remaining unamortized discount.

4. Administrative Agreements

(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia, receives a servicing fee. The fee is earned on each date of payment for each Loan and is equal to 0.075 of 1% of the outstanding principal balance of such Loans divided by the number of payments of principal and interest in a calendar year. For the six months ended May 31, 2018, this fee totaled $1,897. Additionally, per the servicing agreement, the Servicer is reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the six months ended May 31, 2018, the Servicer had no reimbursed expenditures. As of May 31, 2018, $1,042 in fees are due to the Servicer.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled, under the Declaration of Trust and the Indenture, to receive the following fees:

Under the Declaration of Trust agreement, the Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, is entitled to annual fees of $15,000 and $12,500, respectively. In addition, the Owner Trustee is paid an annual registration fee of $1,000. The expected future minimum payments to the Owner Trustee under such agreement will be $28,500 in fiscal years 2019, 2020 and 2021, and will total $57,000 thereafter. For the six months ended May 31, 2018, the Owner Trustee incurred no out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the six months ended May 31, 2018, total Bond Trustee fees and related expenses amounted to $990.

College and University Facility Loan Trust Two

Notes to Financial Statements

5. Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Indenture, from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in June and December and, after the Bonds are paid in full, on the first business day of each month. The certificateholders of the Class B Certificates are entitled to one vote per certificate. Distributions payable of $1,511,151 at May 31, 2018, were paid on June 4, 2018.

6. Allowance for Loan Losses

An analysis of the allowance for loan losses for the six months ended May 31, 2018 is summarized as follows:

Balance, beginning of year	$67,000
Decrease in allowance for loan losses	(29,000)
Charge-offs	—
Recoveries	—

Balance, end of year	$38,000

Loan classification by credit risk profile as of May 31, 2018 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Total (000’s)
General	$3,708	$(38)	$3,670
Substandard	—	—	—
Doubtful	—	—	—

Total	$3,708	$(38)	$3,670

College and University Facility Loan Trust Two

Notes to Financial Statements

7. Loans

Scheduled principal and interest payments on the Loans as of May 31, 2018 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)
2018	1,044	69	1,113
2019	1,482	96	1,578
2020	923	52	975
Thereafter	720	39	759

Total	$4,169	$256	$4,425

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Principal prepayments made during the six months ended May 31, 2018 totaled approximately $708,000.

The ability of a borrower to meet future service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a State, the financial condition of the relevant State or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the purpose, nature and location of such collateral.

College and University Facility Loan Trust Two

Notes to Financial Statements

The geographic profile of loans outstanding as of May 31, 2018 by state is depicted below (% of Net Assets):

*	Rounds to less than 1%

The maturity profile of loans outstanding as of May 31, 2018 by year of maturity is depicted below (% of Net Assets):

College and University Facility Loan Trust Two

Notes to Financial Statements

8. Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments, requires entities to disclose the estimated fair value of financial instruments.

ASC Topic 820, Fair Value Measurement, establishes fair valuation principles, a three-tier hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in valuing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1	-	Valuations based on quoted prices in active markets for identical assets or liabilities.

Level 2	-	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3	-	Valuations based on inputs that are unobservable and significant to the overall fair value measurement (including the Trust’s own assumptions in determining fair value).

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the initial carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans and Bonds, excluding any potential prepayments as it is not possible to estimate such prepayments.

The fair values of the fixed-maturity investment agreements are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate at May 31, 2018, is based upon bonds with similar characteristics and maturity dates of the investment agreements.

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College and University Facility Loan Trust Two

Notes to Financial Statements

The following table summarizes the estimated fair value and carrying value of the Trust’s assets and liabilities that represent financial instruments, which all are deemed to be Level 2 fair value measurements as of May 31, 2018:

	Carrying Value (000’s)		Fair Value (000’s)
Loans	$3,670	*	$4,205
Investment Agreements:
Revenue Fund	1,542		1,542
Liquidity Fund	516		516

Total Investment Agreements	2,058		2,058

Total Investments	$5,728		$6,263

Bonds Payable	$488		$497

*	Net of allowance for loan losses of $38,000.

There were no transfers between levels during the six months ended May 31, 2018. The Trust’s policy is to recognize transfers in and transfers out as of the beginning of the year.

9. Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events through the date of issuance of these financial statements. Except for the subsequent distributions disclosed in Notes 3 and 5, the evaluation did not identify any subsequent events that necessitated disclosures and/or adjustments to these financial statements.

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COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

(unaudited)

May 31, 2018

(Dollar Amounts in Thousands)

(continued)

Outstanding Principal Balance		Description	Stated Interest Rate %	Maturity Date		Effective Yield to Maturity % (A)		Amortized Cost
		COLLEGE AND UNIVERSITY LOANS (104%)
		ALABAMA (4%)
$140		Auburn University	3.000	12/01/2018		9.16%		$130

								130
		CALIFORNIA (13%)
$333		California State University	3.000	11/01/2019		8.99		314
$54		Lassen Junior College District	3.000	04/01/2020		10.27		49
$100		University Student Co-Operative Association	3.000	04/01/2019		10.70		$93

								456
		DISTRICT OF COLUMBIA (48%)
$513		Georgetown University	3.000	11/01/2020		10.36		461
$1,370		Georgetown University	4.000	11/01/2020		10.52		$1,249

								1,710
		INDIANA (28%)
$1,200		Vincennes University	3.000	06/01/2023		9.02		$1,003

								1,003
		MISSISSIPPI (7%)
$280		Mississippi State University	3.000	12/01/2020		9.64		$243

								243
		NEW Mexico (0%)*
$21		College of Santa Fe	3.000	10/01/2018		10.43		$20

								20
		PENNSYLVANIA (2%)
$75		Villanova University	3.000	04/01/2019		10.70		$69

								69
		TEXAS (2%)
$83		University of Saint Thomas	3.000	10/01/2019		10.41		$77

								77

	(B)	TOTAL COLLEGE & UNIVERSITY LOANS (104%)						3,708

		Allowance for Loan Losses (-1%)						(38)

		Loans, net of allowance for loan losses (103%)						3,670

		INVESTMENT AGREEMENTS (57%)
1,543		JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018	(C)	7.050		1,543
516		JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018	(C)	7.750		516

		TOTAL INVESTMENT AGREEMENTS						2,059

		TOTAL INVESTMENTS (160%)					(B)	$5,729

		OTHER ASSETS, LESS LIABILITIES (-60%)						(2,152)

		NET ASSETS (100.0%)						$3,577

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity from the date of purchase.
(B)	The tax basis of the Loans is approximately $4,169.
(C)	Terminates at the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.
*	Rounds to less than 1%

The accompanying notes are an integral part of this schedule.

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $206,000

Fiscal year ended 2016 - $206,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $75,910

-$58,914 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$16,996 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

Fiscal year ended 2016 - $77,910

-$58,914 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$16,996 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$2,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) College and University Facility Loan Trust Two

By (Signature and Title) /s/ William Murphy, Assistant Vice President

Date July 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Giordano, Executive Vice President

Date July 30, 2018